GATEWAY FUND

SUPPLEMENT DATED JUNE 29, 2007
TO THE
PROSPECTUS DATED MAY 1, 2007

The following material supplements the Prospectus dated May 1, 2007, for the Gateway Fund (the “Fund”), a series of The Gateway Trust (the “Trust”).

On June 29, 2007, Gateway Investment Advisers, L.P. (the “Adviser”) announced that it has agreed to sell and transfer substantially all of its assets to Gateway Investment Advisers, LLC, a newly formed, wholly-owned subsidiary of IXIS Asset Management US Group, L.P. (“IXIS”). The closing of the sale, which is anticipated to occur in the first quarter of 2008, is subject to certain regulatory approvals, client consents (including approval of Fund shareholders as described below) and other conditions.

In connection with the planned sale of the Adviser, the Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which a newly organized fund (the “New Gateway Fund”), advised by Gateway Investment Advisers, LLC, will acquire all of the assets and assume all of the liabilities of the Fund in exchange for shares of the New Gateway Fund, which will be immediately distributed to Fund shareholders in complete liquidation of the Fund. This transaction will result in current Fund shareholders essentially “exchanging” their Fund shares for shares of the New Gateway Fund on what is expected to be a tax-free basis. The New Gateway Fund will be managed by the same investment personnel using the same investment program as the current Fund.

The transaction is subject to the approval of the shareholders of the Fund and to the satisfaction of certain other conditions. Proxy materials relating to a special meeting of Fund shareholders are expected to be mailed to shareholders in late November 2007, following the creation and registration of the New Gateway Fund. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur in the first quarter of 2008. In the meantime, there are no changes to the procedures for purchasing or redeeming Fund shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the New Gateway Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date set by the Board of Trustees will receive the combined prospectus and proxy statement relating to the Agreement (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Prospectus of the Fund will be further supplemented or revised as material developments occur associated with the events contemplated above.